LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED

MARCH 31, 2011 OF

LEGG MASON WESTERN ASSET

INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2011, as supplemented on April 15, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2011, as supplemented on April 15, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2010, are incorporated by reference into this Summary Prospectus.

Effective as of May 1, 2011, the following text replaces the section titled “Management – Portfolio managers” in the fund’s Summary Prospectus and in the fund’s Prospectus:

Portfolio managers: Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2006. Mr. Deane has been a portfolio manager for the fund since its inception. Mr. Fare has been a portfolio manager for the fund since 1998. These portfolio managers work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions.

Effective as of May 1, 2011, the following text replaces the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Walsh and Amodeo have been portfolio managers of the fund since 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception. Mr. Fare has been a portfolio manager of the fund since 1998. Messrs. Walsh, Amodeo, Deane and Fare have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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